EXHIBIT 10.14

                          INDEMNIFICATION AGREEMENT
                          -------------------------

      This Indemnification Agreement, made on the 4th day of January, 1995, by and among First Federal Bancorp, Inc., a savings and loan holding company incorporated under Ohio law (hereinafter referred to as "BANCORP"), and Connie Ayres LaPlante, a director of BANCORP (hereinafter referred to as the "INDEMNIFIED PARTY"):


                              WITNESSETH:
                              -----------

      WHEREAS, the Ohio General Corporation Law (hereinafter referred to as the "GCL") permits under certain circumstances the indemnification of persons serving as directors, officers, employees or agents of BANCORP;

      WHEREAS, the GCL provides that the indemnification permitted by the GCL is not exclusive of any other rights to which a person seeking indemnification may be entitled by agreement, vote of shareholders or disinterested directors or otherwise;

      WHEREAS, BANCORP believes that the INDEMNIFIED PARTY has the abilities and qualities which are needed for the effective management and operation of BANCORP and desires to have the INDEMNIFIED PARTY make business judgments which she determines are in the best interests of BANCORP and its shareholders;

      WHEREAS, the INDEMNIFIED PARTY desires to make decisions which she determines are in the best interests of BANCORP and its shareholders without undue concern about personal liability for such decisions; and

      WHEREAS, BANCORP desires to assure the INDEMNIFIED PARTY of indemnification permitted by the GCL;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the INDEMNIFIED PARTY and BANCORP hereby agree as follows:


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      Section 1.  Mandatory Indemnification.
                  --------------------------

      If the INDEMNIFIED PARTY acted in good faith and in a manner she reasonably believed to be in or not opposed to the best interests of BANCORP and if, with respect to any criminal action or proceeding, the INDEMNIFIED PARTY had no reason to believe that her conduct was unlawful (such action and belief hereinafter referred to as the "APPLICABLE STANDARD OF CONDUCT"), BANCORP shall indemnify the INDEMNIFIED PARTY in the event that she was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action threatened or instituted by or in the right of BANCORP), by reason of the fact that she is or was a director, officer, employee or agent of BANCORP or a subsidiary of BANCORP, including, but not limited to, First Federal Savings Bank of Eastern Ohio (hereinafter referred to as "FIRST FEDERAL"), or is or was serving at the request of BANCORP as a director, officer, trustee, employee or agent of another corporation (domestic or foreign, non-profit or for profit), partnership, joint venture, trust or other enterprise (or by reason of any of her acts or omissions in any one or more of such capacities), against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees, transcript costs and investigative costs), judgments, fines and amounts paid in settlement, actually and reasonably incurred by her in connection with such action, suit or proceeding.

      Section 2.  Determination Requirement.
                  --------------------------

      (a) Any indemnification which is claimed under Section 1 of this Indemnification Agreement shall be paid by BANCORP as the expenses, judgments, fines or amounts paid in settlement which give rise to the INDEMNIFIED PARTY's right of indemnification are incurred, regardless of whether incurred in advance of the final disposition of the action, suit or proceeding, but only upon a determination that such indemnification is proper under the circumstances because the INDEMNIFIED PARTY has met the APPLICABLE STANDARD OF CONDUCT. Such determination may be made only by one or more of the following:

            (i) A majority vote of a quorum consisting of directors of BANCORP who were not or are not parties to, or threatened with, such action, suit or proceeding;


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            (ii)  If such a quorum is not obtainable or if a majority of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or performed services for BANCORP, FIRST FEDERAL or the INDEMNIFIED PARTY within the past five years;

            (iii) The shareholders of BANCORP; or

            (iv) The Court of Common Pleas of Muskingum County, or the court in which such action, suit or proceeding was brought.

Subject to meeting the requirements of subparagraph (i) of this Section 2(a), BANCORP shall have the right to elect any of the foregoing methods of determination; provided, however, that in the absence of a determination that the INDEMNIFIED PARTY met the APPLICABLE STANDARD OF CONDUCT pursuant to the provisions of subparagraphs (i), (ii) or (iii) of this Section 2(a), the INDEMNIFIED PARTY may at any time request a determination by a court in accordance with subparagraph (iv) of this Section 2(a). In any such legal proceeding, the failure to make a determination pursuant to the provisions of subparagraphs (i), (ii) or (iii) of this Section 2(a) shall not be evidence in rebuttal of the presumption set forth in Section 2(e) of this Indemnification Agreement.

      (b) Any determination made pursuant to the provisions of subparagraphs (i), (ii) or (iii) of this Section 2(a) shall be made as promptly as practicable, shall be communicated forthwith in writing to the INDEMNIFIED PARTY and shall be final, conclusive and binding upon her unless she shall commence a civil action in the Court of Common Pleas of Muskingum County, Ohio, within sixty (60) days after she shall receive notice of such determination, claiming such indemnification upon the allegation that she met the APPLICABLE STANDARD OF CONDUCT. In the event such civil action is commenced, BANCORP shall make such indemnification if the Court of Common Pleas of Muskingum County, Ohio, determines in such action that the INDEMNIFIED PARTY met the APPLICABLE STANDARD OF CONDUCT.

      (c) Any determination made pursuant to the provisions of Section 2(a) or (b) to make indemnification in respect of any claim, issue or matter asserted in an action or suit threatened or brought by or in the right of BANCORP shall be promptly


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communicated to the person who threatened or brought such action or suit and, within ten (10) days after receipt of such notification, such person shall have the right to petition the Court of Common Pleas of Muskingum County, Ohio, or the court in which such action or suit was brought, if any, to review the reasonableness of such determination.

      (d) Anything herein to the contrary notwithstanding, in any and all cases, the final order of such court determining that the APPLICABLE STANDARD OF CONDUCT has or has not been met shall be final, conclusive and binding.

      (e) The directors, counsel, the shareholders or the court, as the case may be, shall determine that the INDEMNIFIED PARTY has met the APPLICABLE STANDARD OF CONDUCT unless it shall be established by clear and convincing evidence that she has not, as a result of which the INDEMNIFIED PARTY shall have the benefit of a presumption that she has met such standard. Such presumption shall apply in each and every case, including, without limitation, matters involving or affecting any of the following:

            (i)   Any change or potential change in control of BANCORP;

            (ii) Any termination or potential termination of the INDEMNIFIED PARTY's service to BANCORP or to any subsidiary of BANCORP as an officer or director (if she is then serving as such) or both; and

            (iii) Any service by her in any other position or any other relationship she may have with BANCORP.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut the presumption established pursuant to this Section 2(e).

      Section 3.  Indemnification for Expenses.
                  -----------------------------

      (a) Anything contained in this Indemnification Agreement or elsewhere to the contrary notwithstanding, to the extent that the INDEMNIFIED PARTY has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or 2 of this Indemnification Agreement, or in defense of any claim, issue or matter therein, she shall be


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promptly indemnified by BANCORP against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees, transcript costs and investigative costs) actually and reasonably incurred by her in connection therewith.

      (b) Anything contained in this Indemnification Agreement or elsewhere to the contrary notwithstanding:

            (i) If the INDEMNIFIED PARTY is adjudged to be liable for gross negligence or misconduct (other than negligence) in the performance of her duty to BANCORP, she shall be indemnified in respect of any claim, issue or matter asserted in any completed action or suit instituted by or in the right of the Company to procure a judgment in its favor by reason of the fact that she is or was a director, officer, employee or agent of BANCORP, or is or was serving at the request of BANCORP as director, trustee, officer, employee or agent of another corporation (domestic or foreign, non-profit or for profit), partnership, joint venture, trust or other enterprise, only to the extent that the Court of Common Pleas of Muskingum County, Ohio, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to such indemnity as such Court of Common Pleas or such other court shall deem proper; and

            (ii) BANCORP shall promptly make such unpaid indemnification as is determined by a court to be proper as contemplated by this Section 3.

      Section 4.  Advancements for Expenses.
                  --------------------------

      Expenses, including, without limitation, attorneys' fees, filing fees, court reporters' fees, transcript costs and investigative costs, incurred in defending any action, suit or proceeding referred to in Section 1 of this Indemnification Agreement shall be paid by BANCORP in advance of the final disposition of such action, suit or proceeding, to or on behalf of the INDEMNIFIED PARTY promptly as such expenses are incurred by her.
The INDEMNIFIED PARTY shall repay to BANCORP all amounts


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so paid in respect of any claim, issue or other matter asserted in such action, suit or proceeding in defense of which she shall not have been successful on the merits or otherwise:

            (i) If she shall have failed to cooperate reasonably with BANCORP concerning the action, suit or proceeding; or

            (ii) If it is proved by clear and convincing evidence in a court of competent jurisdiction that her action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to BANCORP or undertaken with reckless disregard for the best interests of BANCORP.

      Section 5.  Certain Definitions.
                  --------------------

      For the purpose of this Indemnification Agreement, and as an example and not by way of limitation:

      (a) The INDEMNIFIED PARTY shall be deemed to have been "successful on the merits or otherwise" in defense of any action, suit or proceeding referred to in Section 1 of this Indemnification Agreement, or in defense of any claim, issue or other matter therein, if such action, suit or proceeding shall be terminated as to her, with or without prejudice, without the entry of a judgment or order against her, without a conviction of her, without the imposition of a fine upon her or without her payment or agreement to pay any amount in settlement thereof (whether or not any such termination is based upon a judicial or other determination of the lack of merit of the claims made against her or otherwise results in a vindication of her); and

      (b) References to an "other enterprise" shall include employee benefit plans; references to a "fine" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of BANCORP" shall include any service by the INDEMNIFIED PARTY as a director, officer, employee or agent of BANCORP which imposes duties on, or involves services by, the INDEMNIFIED PARTY with respect to an employee benefit plan, its participants or beneficiaries; and if the INDEMNIFIED PARTY acts in good faith and in a manner she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan, she shall be deemed to have acted in a manner "not opposed to the best interests of BANCORP and its shareholders"


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within the meaning of that term as used in this Indemnification Agreement.

      Section 6.  Agreement Not Exclusive.
                  ------------------------

      The indemnification provided by this Indemnification Agreement shall not be deemed exclusive of any other rights to which the INDEMNIFIED PARTY may be entitled under the law, the Articles of Incorporation or the Regulations of BANCORP or under any other agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in her official capacity while holding such office, and shall continue after the INDEMNIFIED PARTY has ceased to be a director, trustee, officer, employee or agent of BANCORP.

      Section 7.  Governing Law and Forum.
                  ------------------------

      This Indemnification Agreement shall be governed by and construed in accordance with the laws of the State of Ohio except with respect to conflict of laws. Any action by the INDEMNIFIED PARTY or BANCORP to determine a claim for indemnification under this Indemnification Agreement shall be maintained as to BANCORP and the INDEMNIFIED PARTY in Muskingum County, Ohio. BANCORP and the INDEMNIFIED PARTY consent to the exercise of jurisdiction over its or her person by the Court of Common Pleas of Muskingum County, Ohio.


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      Section 8.  Counterparts.
                  -------------

      This Indemnification Agreement may be executed in one or more counterparts, each of which shall be deemed to be a duplicate original, but all of which, taken together, shall constitute a single instrument.

      Section 9.  Severability.
                  -------------

      If any provision of this Indemnification Agreement or the application of any provision hereof to any person or circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Indemnification Agreement or the application of said provision to any other person or circumstance, all of which provisions shall remain in full force and effect, and it is the intention of BANCORP and of the INDEMNIFIED PARTY that if any provision of this Indemnification Agreement is susceptible to two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

      Section 10.  Gender.
                   -------

      When used in this Indemnification Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

      Section 11.  Successors and Assigns.
                   -----------------------

      This Indemnification Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the parties hereto; provided, however, that the rights of the INDEMNIFIED PARTY under this Indemnification Agreement may be assigned only to her personal representative or by her will or pursuant to the applicable laws of descent and distribution.

      Section 12.  Modification.
                   -------------

      This Indemnification Agreement may be modified or terminated only by a writing signed by both parties hereto.

      Section 13.  Headings.
                   ---------


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      The headings of various items of this Indemnification Agreement have been inserted for convenience only, and the interpretation hereof shall be based strictly upon the text without reference to such headings.

      IN WITNESS WHEREOF, the parties hereto have caused this Indemnification Agreement to be executed to be effective as of the date first above written.

INDEMNIFIED PARTY                      FIRST FEDERAL BANCORP, INC.


/s/ Connie Ayres LaPlante              By  /s/ John C. Matesich, III
-------------------------                  -------------------------
                                           its Chairman


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